Regulatory Requirements And Capital Ratios	12 Months Ended
Dec. 31, 2012
Regulatory Requirements And Capital Ratios [Abstract]
Regulatory Requirements And Capital Ratios

Note Nineteen – Regulatory Requirements and Capital Ratios

The principal source of income and cash for City Holding (the “Parent Company”) is dividends from City National. Dividends paid by City National to the Parent Company are subject to certain legal and regulatory limitations. Generally, any dividends in amounts that exceed the earnings retained by City National in the current year plus retained net profits for the preceding two years must be approved by regulatory authorities. Approval is also required if dividends declared would cause City National’s regulatory capital to fall below specified minimum levels.  At December 31, 2012, City National could pay dividends up to $22.0 million without prior regulatory permission.

            During 2012, the Parent Company used cash obtained from the dividends received primarily to: (1) pay common dividends to shareholders, (2) remit interest payments on the Company’s junior subordinated debentures, (3) fund repurchases of the Company’s common shares, and (4) fund the acquisition of Virginia Savings Bancorp, Inc. As of December 31, 2012, the Parent Company reported a cash balance of approximately $14.3 million.  Management believes that the Parent Company’s available cash balance, together with cash dividends from City National, is adequate to satisfy its funding and cash needs in 2013.

            The Company, including City National, is subject to various regulatory capital requirements administered by the various banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory, and possibly additional discretionary, action by regulators that, if undertaken, could have a direct material effect on the Company’s consolidated financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Company and City National must meet specific capital guidelines that involve quantitative measures of assets, liabilities, and certain off-balance sheet items calculated under regulatory accounting practices. The Company’s and City National’s capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.

            Quantitative measures established by regulation to ensure capital adequacy require the Company and City National to maintain minimum amounts and ratios (set forth in the table below) of total and Tier 1 capital (as defined in the regulations) to risk-weighted assets (as defined). Management believes, as of December 31, 2012, that the Company and City National met all capital adequacy requirements to which they were subject.

            As of December 31, 2012, the most recent notifications from banking regulatory agencies categorized the Company and City National as “well capitalized” under the regulatory framework for prompt corrective action. There are no conditions or events since these notifications that management believes have changed the institutions’ categories. The Company’s and City National’s actual capital amounts and ratios are presented in the following table:

					Well
	2012		2011		Capitalized	Minimum
(dollars in thousands)	Amount	Ratio	Amount	Ratio	Ratio	Ratio

Total Capital (to Risk-Weighted Assets):
Consolidated	298,321	13.9%	288,156	14.1%	10.0%	8.0%
City National	264,126	12.4%	262,891	13.0%	10.0%	8.0%

Tier I Capital (to Risk-Weighted Assets):
Consolidated	279,106	13.0%	268,707	13.1%	6.0%	4.0%
City National	245,273	11.5%	243,442	12.0%	6.0%	4.0%

Tier I Capital (to Average Assets):
Consolidated	279,106	9.8%	268,707	10.2%	5.0%	4.0%
City National	245,273	8.7%	243,442	9.3%	5.0%	4.0%